================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 21, 2002

                              --------------------


                             GLOBAL INDUSTRIES, LTD.
             (Exact name of registrant as specified in its charter)


                LOUISIANA                   2-56600             72-1212563
       (State or other jurisdiction     (Commission File      (I.R.S. Employer
    of incorporation or organization)       Number)          Identification No.)

            8000 GLOBAL DRIVE
               P.O. BOX 442
                SULFUR, LA                                       70664-0442
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (337) 583-5000


================================================================================

ITEM 5.  OTHER EVENTS

         Global Industries, Ltd. ("Global") entered into an underwriting agreement with Credit Suisse First Boston Corporation, Raymond James & Associates, Inc., Credit Lyonnais Securities (USA) Inc. and Hibernia Southcoast Capital, Inc. on March 21, 2002 in connection with the offer and sale by Global of up to 9,350,000 shares of its common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

         1.1 Underwriting Agreement dated March 21, 2002 by and among Global Industries, Ltd., Credit Suisse First Boston Corporation, Raymond James & Associates, Inc., Credit Lyonnais Securities (USA) Inc. and Hibernia Southcoast Capital, Inc.

         5.1      Opinion of Vinson & Elkins L.L.P.

        23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL INDUSTRIES. LTD.


                                       By: /s/ Timothy W. Miciotto
                                          --------------------------------------
                                          Timothy W. Miciotto
                                          Senior Vice President and Chief
                                          Financial Officer

Dated:  March 26, 2002

                                  EXHIBIT INDEX



           EXHIBIT
           NUMBER                     EXHIBIT DESCRIPTION
           -------                    -------------------
            1.1 Underwriting Agreement dated March 21, 2002 by and among Global Industries, Ltd., Credit Suisse First Boston Corporation, Raymond James & Associates, Inc., Credit Lyonnais Securities (USA) Inc. and Hibernia Southcoast Capital, Inc.

            5.1      Opinion of Vinson & Elkins L.L.P.

           23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)